Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Report of Avondale Capital I Corp. (the "Company") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon
C. McDougall, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

     a)   The Report fully complies with the requirements of section 13(a) or

     b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Gordon C. McDougall
Gordon C. McDougall
Acting Chief Financial Officer
August 26, 2005